UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 15, 1996


                          PROLER INTERNATIONAL CORP.
                         (Exact name of registrant as
                           specified in its charter)


   Delaware                         1-5276                        74-0494529
(State or other                   (Commission                    (IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                      Number)


                          4265 San Felipe, Suite 900
                             Houston, Texas  77027
                   (Address of principal executive offices)


       Registrant's telephone number, including area code (713) 627-3737

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ITEM 5.  OTHER EVENTS

      On September 15, 1996, Proler International Corp. (the "Registrant") entered into an Agreement and Plan of Merger, dated as of September 15, 1996, by and among Schnitzer Steel Industries Inc. ("Schnitzer"), PIC Acquisition Corporation ("Sub") and the Registrant (the "Merger Agreement"). Pursuant to the Merger Agreement: (i) Sub will commence within five business days after the date of the Merger Agreement a cash tender offer (the "Offer") for all issued and outstanding shares of common stock, $1.00 par value per share, of the Registrant (the "Common Stock") at a price of $7.50 per share, net to the seller in cash; and (ii) following consummation of the Offer, (x) Sub will be merged with and into the Registrant (the "Merger"), with the Registrant surviving as a wholly owned subsidiary of Schnitzer, and (y) each issued and outstanding share of Common Stock will be converted into the right to receive $7.50 per share in cash (or such higher price as may be paid in the Offer). The Offer is subject to, among other things, the condition that there shall have been tendered and not withdrawn prior to the expiration date of the Offer a number of shares of Common Stock which, when added to the number of shares of Common Stock already owned by Schnitzer and Sub, constitutes a majority of the then-outstanding shares of Common Stock (determined on a fully diluted basis) (the "Minimum Condition"). The Offer and Merger are subject to, among other things, regulatory approval, and the Merger is subject to approval by the Registrant's stockholders. Approval of the Merger by the Registrant's stockholders will be assured if the Minimum Condition is satisfied.

ITEM 7.  EXHIBITS

      Exhibit 2.        Agreement and Plan of Merger dated September 15, 1996

      Exhibit 4. Amendment dated September 15, 1996 to Rights Agreement dated as of February 28, 1996

      Exhibit 99.       Joint News Release dated September 16, 1996.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PROLER INTERNATIONAL CORP.



Dated:  September 16, 1996                By:   /s/ Bruce W. Wilkinson
                                          Name:  Bruce W. Wilkinson
                                Title: President

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                          PROLER INTERNATIONAL CORP.

                                 EXHIBIT INDEX

                                      to

                            FORM 8-K CURRENT REPORT

                      Date of Report:  September 15, 1996


                Exhibit
                Number                                 Description

                   2                     Agreement and Plan of Merger dated
                                         September 15, 1996

                   4 Amendment dated September 15, 1996 to Rights Agreement dated February 28, 1996 (included as Annex B to the Agreement and Plan of Merger filed as Exhibit Number 2 hereto)

                  99                     Joint News Release dated September 16,
                                         1996

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